Exhibit 10.1

AMENDMENT TO

EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”), dated and effective as of April 1, 2009, is made by and among Harbin Electric, Inc., a Nevada corporation (the “Company”), and Christy Young Shue, an individual residing at 20 Ramblewood Road, Shoreham, New York 11786 (the “Executive”).  Any capitalized term not defined herein shall have the meaning for such term specified in the Employment Agreement (as defined below).

WHEREAS, the Executive and the Company entered into an Employment Agreement dated November 27, 2007, (the “Employment Agreement”); and

WHEREAS, the Company and the Executive wish to amend the Employment Agreement on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             The first sentence of Article I, Section 1.2 of the Employment Agreement is hereby amended in its entirety to read as follows:

“The Executive shall serve the Company as Executive Vice President of Finance and Investor Relations ("EVP") and as Corporate Secretary of the Company.”

2.             Article I, Section 1.5(a) of the Employment Agreement is hereby amended by deleting the phrase “a base salary of not less than $100,000 per year” and replacing it with “a base salary of not less than $110,000 per year”.

3.             Except as specifically amended hereby, the Employment Agreement shall continue in full force and effect unmodified and the parties hereby reaffirm the same.

4.             This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

5.             This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument.  A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

HARBIN ELECTRIC, INC.

By:
Name: Tianfu Yang
Title: Chairman and Chief Executive Officer

EXECUTIVE:

Christy Young Shue